UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-09749

Lifetime Achievement Fund, Inc.

(Exact name of Registrant as specified in charter)

15858 West Dodge Road
Suite 310
Omaha, NE 68118

 (Address of principal executive offices)

Manarin Investment Counsel, Ltd.
15858 West Dodge Road
Suite 310
Omaha, NE 68118

 (Name and address of agent for service)

Registrant's telephone number, including area code: (402) 330-1166

Date of fiscal year end: December 31

Date of reporting period: June 30, 2011

Item 1.  Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940.

Semi-Annual Report

June 30, 2011
(Unaudited)

Lifetime Achievement Fund

LIFETIME ACHIEVEMENT FUND, INC.
15858 West Dodge Road, Suite 310
Omaha, Nebraska 68118
(402) 330-1166

This report is intended to be presented as a complete and integrated document. This report and any excerpt of this report may not be copied or reprinted without first obtaining the written permission of Lifetime Achievement Fund, Inc.

Lifetime Achievement Fund, Inc.
SHAREHOLDER LETTER
August 2011

Dear fellow shareholders,

It has been a somewhat choppy first half of 2011 as markets have endured the daily barrage of news headlines that include natural disasters, mid-East/North African violence, the debt issues of Greece/Europe, the US debt ceiling debate, and rising oil prices. However, if you can sift through the noise (which is always present, just seems louder than ever), you will find strong underlying market fundamentals that can support future higher stock market levels.

Performance Review

Lifetime Achievement Fund (“The Fund”) increased 5.75%(1) for the six months ended June 30, 2011. The Fund slightly trailed the Standard & Poor’s 500® Index, (“S&P”) which increased 6.02% and outperformed the Morgan Stanley Capital International (“MSCI”) World Index, which increased 5.29% during the same period.

Portfolio Review

The Fund has benefited from its positions in small capitalization stock funds and Level 3 Communications, Inc. (“Level 3”) for the period under review. Level 3 was just 1.8% of the portfolio at year-end 2010, but the stock price has increased 149% so far during 2011 and is now 4.3% of the portfolio as Wall Street rewarded the company for its proposed acquisition of one if its competitors, Global Crossing. The Fund was negatively impacted by its holdings in gold-mining funds and Direxion Daily 20+ Year Treasury Bear 3X. Gold-mining funds have enjoyed a decade of attractive returns; however, we hold them in the Fund as a hedge to protect the portfolio. We have been using the Direxion exchange traded fund to profit as interest rates increase, which we expect to see in the future.

Economic Review & Outlook

The US economy experienced its eighth consecutive quarter of real GDP growth. Despite this fact, the perception is that we are still in or are about to fall back into a recession. The US economy has almost recovered the economic output it lost during the contraction period of 2008-09. In addition, operating profits for the S&P companies are already close to an all-time record high. Stock market valuations look historically attractive as well. The price-to-earnings ratio was 12.4 at the end of the quarter, as compared to a 17.1 average over the last fifteen years.(2) This is after the S&P has returned a cumulative 105% from its low on March 9, 2009 through June 30, 2011. Lifetime Achievement Fund has increased a cumulative 179%(1) over the same time period.

The following table shows performance over longer time periods:

	One Year	Five Years	Ten Years
Lifetime Achievement Fund(1)	33.17%	3.28%	5.69%
MSCI World Index	30.51%	2.28%	3.99%
S&P 500® Index	30.69%	2.94%	2.72%

The Fund’s investment results represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Performance figures for the Fund do not reflect the 2.50% sales charge and include reinvestment of dividends and capital gains. Mutual fund performance changes over time and current performance may be lower or higher than that which is stated. To receive current performance to the most recent month-end, please call (888) 339-4230.

(1)	Performance does not reflect the maximum 2.50% sales charge which will reduce the performance quoted. You can find more of the Fund’s performance data in the Performance Summary on page 5.
(2)	Source: Standard & Poor’s, FactSet, J.P. Morgan Asset Management. Price to Earnings is price divided by consensus analyst estimates of earnings per share for the next twelve months.

The Federal Reserve is still following a very loose monetary policy. QE2, the name they gave their most recent round of money printing, has now ended. However, they will continue to reinvest the proceeds from maturing debt that they hold in addition to maintaining a historical low federal funds rate of 0-0.25% through mid-2013. These actions are a positive push to the economy. These actions will also have inflationary consequences as they have in the past. Low interest rates and printing money seem to make cash and claims on cash (ie. bank CDs, bonds, fixed annuities) more dangerous than ever. Your purchasing power shrinks after taxes and inflation. We believe the Fund’s portfolio is well positioned for the future, the Fund’s portfolio is hedged and well diversified.

By now, most of you have heard us say multiple times that the price of long-term success is short-term volatility. We have written and talked about a market correction since the end of 2010, it is now upon us as we write today. Fear has certainly taken over any thoughts of reason and fundamental analysis. But fear can be overdone as we have seen this before and will see it again in the future. Therefore, do not panic as market corrections will come and go as they are not the end of the world (even though they feel like it at the time). Most times they are actually healthy. We will get through this and we believe favorable political and policy changes are on the way. It will take time, but time heals. Since we are all investors for the rest of our lives, we should look to take advantage of these opportunities as they occur. Do not give into the urge to change your long-term investment plan because of the current fear, often times the best action is no action. Also, we want to make you aware that it may be possible for you to purchase the Fund through your employer’s retirement plan. Many plans are now allowing a brokerage account option where you can access LFTAX. Please call, write, or email with any questions.

Peace and Goodwill,

Roland Manarin
President — Portfolio Manager

Aron Huddleston, CFA
Vice President — Portfolio Manager

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

One of Manarin’s Governing Principles is that we will communicate our beliefs as candidly as possible, because we believe our shareholders benefit from understanding our investment philosophy and approach. Our views and opinions regarding investment selection, Fund holdings, and the market are forward looking statements which may or may not be accurate over the long term. While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate. We use forward looking statements like “believe,” “expect,” or “anticipate” or other similar expressions when discussing our opinions however we cannot assure future results and achievements.

Please consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other information about the Fund. You may obtain a prospectus and obtain performance data current to the most recent month-end by calling (888) 339-4230, or visiting www.lifetimeachievementfund.com. The prospectus should be read carefully before investing. The Fund is distributed by Manarin Securities Corporation, a member of FINRA and SIPC.

The Fund’s investment results represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual Fund performance changes over time and current performance may be lower or higher than that which is stated. Portfolio composition will change due to ongoing management of the Fund. Specific funds named in this letter may not currently be owned by the Fund, or the Fund’s position in these other funds may have changed.

Lifetime Achievement Fund, Inc.
EXPENSE EXAMPLE (Unaudited)
For the Six Months Ended June 30, 2011

As a shareholder of Lifetime Achievement Fund, Inc. (the “Fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2011 to June 30, 2011 (the “period”).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXPENSE EXAMPLE
	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During the Period* 1/1/11 – 6/30/11
Actual	$1,000.00	$1,031.10	$6.36
Hypothetical (5% return before expenses)	$1,000.00	$1,018.74	$6.32
*	Expenses are equal to the Fund's annualized expense ratio of 1.26%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six month period). Expenses include 12b-1 rebates made by the Distributor, as discussed in Note 3 to the financial statements.

PORTFOLIO HOLDINGS AS A PERCENTAGE OF TOTAL
INVESTMENTS (Unaudited)
June 30, 2011

Lifetime Achievement Fund, Inc.
PERFORMANCE SUMMARY (Unaudited)

As of June 30, 2011

AVERAGE ANNUAL TOTAL RETURNS*
	1 Year	5 Year	10 Year	Since Inception (July 5, 2000)
Lifetime Achievement Fund with 2.50% sales load	29.83%	2.76%	5.42%	2.09%
Lifetime Achievement Fund without 2.50% sales load	33.17%	3.28%	5.69%	2.33%
MSCI World Index	30.51%	2.28%	3.99%	1.43%
S&P 500® Index	30.69%	2.94%	2.72%	0.89%

Comparison of change in value of $10,000 invested in the Fund since inception and comparable indices
(includes 2.50% maximum sales load for the Fund)*

*	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns include the reinvestment of all Fund distributions. The performance information quoted in this annual report assumes reinvestment of all dividend and capital gain distributions, if any, and all charts and tables reflect past performance which is not predictive of future results. Performance information current to the most recent month end can be obtained by calling (888) 339-4230.

The Morgan Stanley Capital International (“MSCI”) World Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The index is designed to represent the performance of developed stock markets throughout the world and excludes certain market segments unavailable to U.S. based investors.

The Standard and Poor’s 500® Index is a market capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The indices do not reflect any deductions for fees, brokerage commissions, taxes or other expenses associated with investing in equity securities. In addition, the indices are unmanaged and an investor cannot invest directly in an index.

Lifetime Achievement Fund, Inc.
SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2011

	Shares	Value
Mutual Funds: 91.7%
Diversified Emerging Markets: 2.1%
Invesco Developing Markets Fund – Class Institutional†	110,841	$3,710,958
Equity Precious Metals: 6.9%
Franklin Gold and Precious Metals Fund – Advisor Class†	122,909	5,715,252
OCM Gold Fund – Advisor Class†	257,146	6,775,791
		12,491,043
Large Growth: 8.9%
Alger Capital Appreciation Institutional Fund – Class I*†	722,428	16,016,231
Large Value: 9.2%
John Hancock Classic Value Fund – Institutional Class†	936,586	16,483,913
Mid-Cap Value: 8.0%
JPMorgan Value Advantage Fund – Institutional Class†	748,768	14,308,948
Real Estate: 4.7%
Forward Select Income Fund – Institutional Class†	357,783	8,397,163
Region Fund – European: 4.0%
Franklin Mutual European Fund – Class Z†	314,317	7,106,709
Small Growth: 6.1%
Pioneer Oak Ridge Small Cap Growth Fund – Class Y*†	345,343	11,054,435
Small Value: 31.5%
Allianz NFJ Small-Cap Value Fund – Institutional Class†	502,070	16,151,604
Delaware Small Cap Value Fund – Institutional Class†	184,358	7,750,429
Franklin MicroCap Value Fund – Advisor Class†	474,273	16,096,811
Franklin Small Cap Value Fund – Advisor Class†	352,160	16,526,883
		56,525,727
World Stock: 10.3%
Polaris Global Value Fund†	687,354	10,179,714
Wintergreen Fund*†	567,382	8,414,268
		18,593,982
Total Mutual Funds (Cost $110,015,207)		164,689,109
Exchange Traded Funds: 4.1%
Bear Market: 4.1%
Direxion Daily 20+ Year Treasury Bear 3X*†	193,833	7,445,126
Total Exchange Traded Funds (Cost $7,797,210)		7,445,126

The accompanying notes are an integral part of the financial statements.

Lifetime Achievement Fund, Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (continued)
June 30, 2011

	Shares	Value
Equity Securities: 4.3%
Telecommunication Services: 4.3%
Level 3 Communications, Inc.†*	3,150,000	$7,686,000
Total Equity Securities (Cost $11,927,223)		7,686,000
	Principal Amount	Value
Short-Term Investments: 0.3%
UMB Bank, n.a. Money Market Fiduciary †±	$497,147	497,147
Total Short-Term Investments (Cost $497,147)		497,147
Total Investments: 100.4% (Cost $130,236,787)		180,317,382
Liabilities less all other assets: (0.4)%		(658,937)
Net Assets: 100.0%		$179,658,445

Footnotes:

†	As of June 30, 2011, all or a portion of the security has been pledged as collateral for a Fund loan. The market value of the securities in the pledged account totaled $180,317,382 as of June 30, 2011. The loan agreement requires continuous collateral whether the loan has a balance or not. See Note 6 to the financial statements.
*	Non-income producing security.
±	The short-term investment earns interest at variable rates. At June 30, 2011, the interest rate was 0.01%.

The accompanying notes are an integral part of the financial statements.

Lifetime Achievement Fund, Inc.
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2011

Assets
Investments at value (cost $130,236,787)*	$180,317,382
Interest and dividends receivable	8
Receivable for fund shares sold	99,238
Prepaid expenses and other assets	26,591
Total assets	180,443,219
Liabilities
Loan payable	500,000
Payable for fund shares redeemed	4,988
Management fees payable	107,536
Distribution and service (12b-1) fees payable	102,753
Interest payable	312
Directors' fees payable	6,189
Chief Compliance Officer fees payable	864
Other accrued expenses	62,132
Total liabilities	784,774
Net assets	$179,658,445
Net assets consist of:
Paid-in-capital	$164,789,219
Undistributed net investment income	1,580,936
Accumulated net realized loss on investments	(36,792,305)
Net unrealized appreciation on investments	50,080,595
Net assets	$179,658,445
Capital stock, $.001 par value:
Authorized	1,000,000,000
Issued and outstanding	8,078,395
Net asset value and redemption price per share (net assets/share outstanding)	$22.24
Maximum offering price per share (net asset value, plus 2.56% of net asset value or 2.50% of offering price)	$22.81
*	As of June 30, 2011, all or a portion of the security has been pledged as collateral for a Fund loan. The market value of the securities in the pledged account totaled 180,317,382 as of June 30, 2011. The loan agreement requires continuous collateral whether the loan has a balance or not. See Note 6 to the financial statements.

The accompanying notes are an integral part of the financial statements.

Lifetime Achievement Fund, Inc.
STATEMENT OF OPERATIONS (Unaudited)
For the six months ended June 30, 2011

Investment income
Dividends from mutual funds	$367,203
Interest	75
Total investment income	367,278
Expenses
Management fees	654,727
Interest expense	313
Distribution and service (12b-1) fees	218,242
Administrative and fund accounting fees	73,608
Transfer agent fees and expenses	48,201
Professional fees	34,440
Chief Compliance Officer fees	20,826
Reports to shareholders	19,997
Federal and state registration fees	17,044
Custody fees	12,735
Directors' fees	7,954
Miscellaneous expenses	7,532
Total expenses	1,115,619
Current 12b-1 fees rebated by Distributor*	(13,877)
Net expenses	1,101,742
Net investment loss	(734,464)
Realized and unrealized gain on investments
Net realized gain on investments	435,771
Change in unrealized appreciation/depreciation on investments	10,033,745
Net realized and unrealized gain on investments	10,469,516
Net increase in net assets resulting from operations	$9,735,052
*	See Note 3 to financial statements.

The accompanying notes are an integral part of the financial statements.

Lifetime Achievement Fund, Inc.
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Change in net assets from operations
Net investment income/(loss)	$(734,464)	$250,891
Capital gain distributions from mutual funds	—	1,416,275
Net realized gain/(loss) on investments	435,771	(810,406)
Change in unrealized appreciation/depreciation on investments	10,033,745	28,342,605
Retroactive rebate of 12b-1 fees by Distributor	—	1,878,680
Net increase in net assets resulting from operations	9,735,052	31,078,045
Capital share transactions
Proceeds from sale of shares	9,120,105	12,241,087
Redemption of shares	(7,218,970)	(16,611,225)
Redemption fees	210	140
Net increase/(decrease) from capital share transactions	1,901,345	(4,369,998)
Total increase in net assets	11,636,397	26,708,047
Net assets
Beginning of period	168,022,048	141,314,001
End of period	$179,658,445	$168,022,048
Accumulated net investment income	$1,580,936	$2,315,400
Transactions in shares
Shares sold	419,885	667,239
Shares redeemed	(331,064)	(904,747)
Net increase/(decrease)	88,821	(237,508)

The accompanying notes are an integral part of the financial statements.

Lifetime Achievement Fund, Inc.
STATEMENT OF CASH FLOWS (Unaudited)
For the six months ended June 30, 2011

Decrease in Cash
Cash flows provided by/(used for) operating activities:
Net increase in net assets resulting from operations	$9,735,052
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used for operating activities:
Purchases of long-term portfolio investments	(8,784,143)
Sales of long-term portfolio investments	7,672,716
Sales of short-term portfolio investments, net	99,843
Increase in interest and dividends receivable	(1)
Increase in prepaid expenses and other assets	(10,332)
Increase in distribution fees payable	3,400
Increase in management fees payable	4,322
Decrease in interest payable	(38,125)
Decrease in Directors' fees payable	(46)
Increase in Chief Compliance Officer fees payable	612
Decrease in other accrued expenses	(4,610)
Net realized gain on investments	(435,771)
Change in unrealized appreciation/depreciation on investments	(10,033,745)
Net cash used for operating activities	(1,790,828)
Cash flows provided by/(used for) financing activities:
Proceeds from sale of shares	9,087,653
Redemption of shares	(7,797,035)
Proceeds from redemption fees	210
Net cash provided by loan payable	500,000
Net cash provided by financing activities	1,790,828
Net increase in cash	—
Cash at beginning of period	—
Cash at end of period	$—

Supplemental disclosure of cash flow information (each of which is included above in the line titled “Net increase/(decrease) in net assets resulting from operations”):

Interest payments for the six months were $38,438.

Current 12b-1 fee rebates by Distributor for the six months were $13,877; see Note 3 to financial statements.

The accompanying notes are an integral part of the financial statements.

Lifetime Achievement Fund, Inc.
FINANCIAL HIGHLIGHTS

	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31, 2010		Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006
Selected per share data
Net asset value, beginning of period	$21.03		$17.18		$11.71	$21.35	$23.09	$19.46 (b)
Income/(loss) from investment operations
Net investment income/(loss)(a)	(0.09)		0.04		(0.05)	(0.08)	(0.09)	(0.11)
Net realized and unrealized gain/(loss) on investments	1.30		3.58		5.52	(9.54)	0.05	4.59
Retroactive rebate of 12b-1 fees by Distributor(c)	—		0.23		—	—	—	—
Total income/(loss) from investment operations	1.21		3.85		5.47	(9.62)	(0.04)	4.48
Distributions and other
Less distributions from realized gains	—		—		—	(0.01)	(1.70)	(0.85)
Less income distributions	—		—		—	(0.01)	—	—
Redemption fees(d)	—	(e)	—	(e)	— (e)	— (e)	— (e)	— (e)
Total distributions and other	—		—		—	(0.02)	(1.70)	(0.85)
Net asset value, end of period	$22.24		$21.03		$17.18	$11.71	$21.35	$23.09
Total Return(f)	5.75	%(i)	22.41%		46.71%	(45.00)%	(0.28)%	23.03%
Ratios and supplemental data
Net assets, end of period (in thousands)	$179,658		$168,022		$141,314	$94,309	$169,291	$147,399
Ratio of operating expenses to average net assets	1.26	%(g)(h)	1.57	%(g)	1.99%	2.22%	1.72%	1.80%
Ratio of operating expenses (excluding interest expense) to average net assets	1.26	%(g)(h)	1.27	%(g)	1.40%	1.38%	1.29%	1.39%
Ratio of net investment income/(loss) to average net assets	(0.84	)%(g)(h)	0.17	%(g)	(0.37)%	(0.43)%	(0.45)%	(0.57)%
Portfolio turnover rate	4	%(i)	6%		10%	51%	9%	26%
(a)	Recognition of the Fund's net investment income is affected by the timing of dividend declarations of investment funds. The expenses of the investment funds are excluded from the Fund's expense ratio.
(b)	The Fund had a 1-2 reverse stock split with executable and payable dates of January 3, 2006. Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse stock split. See notes to financial statements for more information.
(c)	See Note 3 to financial statements.
(d)	See Note 8 to financial statements.
(e)	Less than $0.01 per share.
(f)	Total return represents aggregate total return and does not reflect a sales charge.
(g)	Amounts include current 12b-1 fees rebated by distributor. The ratio of current 12b-1 fees to average net assets for the year ended December 31, 2010 and period ended June 30, 2011 were 0.06% and 0.02%, respectively (0.02% is an annualized amount).
(h)	Annualized.
(i)	Not annualized.

The accompanying notes are an integral part of the financial statements.

Lifetime Achievement Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (Unaudited)
June 30, 2011

Lifetime Achievement Fund, Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized as a Maryland corporation on September 2, 1999. The Fund currently consists of one series of common stock. The Fund invests primarily in investment companies, including exchange-traded funds (“Investment Funds”).

Shares of common stock of the Fund, when issued, are fully paid, nonassessable, fully transferable, redeemable at the option of the shareholder and have equal dividend and liquidation rights and noncumulative voting rights.

1. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“Accounting Principles”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Investments in mutual funds are valued at the net asset value of each fund determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Investments in securities traded on a national securities exchange, including exchange-traded funds, are valued at the last sales price on that exchange. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are generally valued at the mean of the last quoted bid and ask prices. For securities for which market quotations are not readily available, Manarin Investment Counsel, Ltd. (the “Manager”) values these securities at fair value in accordance with procedures approved by the Board. The Board reviews these valuations quarterly.

Fair Value Measurements and Disclosures — Accounting Principles require disclosure regarding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as described below:

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, and evaluated quotations obtained from pricing services)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs of methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of June 30, 2011, in valuing the Fund’s assets:

Sector	Level 1	Level 2	Level 3
Mutual Funds
Diversified Emerging Markets	$3,710,958	$—	$—
Equity Precious Metals	12,491,043	—	—
Large Growth	16,016,231	—	—
Large Value	16,483,913	—	—
Mid-Cap Value	14,308,948	—	—
Real Estate	8,397,163	—	—
Region Fund — European	7,106,709	—	—
Small Growth	11,054,435	—	—
Small Value	56,525,727	—	—
World Stock	18,593,982	—	—
Exchange Traded Funds
Bear Market	7,445,126	—	—
Equity Securities
Telecommunication Services	7,686,000	—	—
Short-Term Investments	497,147	—	—
Total	$180,317,382	$—	$—

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in Accounting Principles and the International Financial Reporting Standards (“IFRSs’). ASU No. 2011-04 amends FASB Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

Security Transactions and Investment Income — Security transactions are accounted for on the trade date. Dividend income and distributions from Investment Funds are recorded on the ex-dividend date, and interest income is accrued on a daily basis. Realized gains and losses from security transactions are calculated on an identified cost basis.

Lifetime Achievement Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)
June 30, 2011

Cash — The Fund classifies amounts on deposit with the Fund’s custodian as operating cash. These amounts earn interest at variable interest rates and are listed in the Schedule of Investments as Short-Term Investments. At June 30, 2011, the interest rate was 0.01%.

Federal Income Taxes — The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the “Code”), and distribute all taxable income to its shareholders. Therefore, no provision has been recorded for federal income or excise taxes.

The character of distributions made during the year from net investment income or net realized gain may differ in character for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between capital accounts are made for such differences that are permanent in nature.

As of June 30, 2011, the cost of securities, on a tax basis and gross unrealized appreciation and (depreciation) on investments for federal income tax purposes were as follows:

Cost of Investments	$131,338,257
Gross Unrealized Appreciation	$56,701,122
Gross Unrealized Depreciation	(7,721,583)
Net Unrealized Appreciation on Investments	$48,979,539

As of December 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	$2,315,400
Undistributed Long-Term Capital Gains	—
Accumulated Earnings	2,315,400
Accumulated Capital and Other Losses	(36,095,698)
Unrealized Appreciation	38,914,472
Total Accumulated Earnings	$5,134,174

As of December 31, 2010, the Fund had a capital loss carryforward of $36,095,698, of which $9,419,468 expires December 31, 2016 and $26,676,230 expires December 31, 2017. To the extent that the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards.

During the year ended December 31, 2010, the Fund utilized $529,276 of capital loss carryforwards.

There were no distributions paid during the years ended December 31, 2010 and 2009.

Accounting for Uncertainty in Income Taxes  —  Accounting Principles requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a

“more-likely-than-not'' standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not'' recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

Accounting Principles requires management of the Fund to analyze all open tax years 2007-2010, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six months ended June 30, 2011, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Subsequent Events — Events and transactions have been evaluated by management for subsequent events. Management has determined that there were no material events that would require disclosure or recognition in the Fund’s financial statements.

2. Guarantees and Indemnifications

In the normal course of business the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Manager believes the risk of loss to be remote.

3. Related Parties

The Fund pays the Manager a monthly fee for its services calculated at the annual rate of 0.75% of the average daily net assets of the Fund. However, the Manager has voluntarily agreed to waive its fees and/or reimburse the Fund’s operating expenses at least through May 1, 2012, to the extent necessary to ensure that “Other Expenses” of the Fund do not exceed 0.50% of the Fund’s average daily net assets, excluding interest expense, distribution expense, and cost of Fund borrowings. For the six months ended June 30, 2011, the Manager made no reimbursements to the Fund, nor did it waive any of its fees because Other Expenses did not exceed 0.50% of the Fund’s average daily net assets. The fees paid to the Manager are reviewed annually by the Fund’s Board of Directors. A discussion regarding the basis for the Board’s approval of the investment advisory agreement with the Manager is available following the Notes to Financial Statements.

The Fund paid $8,000 to Independent Directors during the six months ended June 30, 2011. The Fund pays the salary of the

Lifetime Achievement Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)
June 30, 2011

Fund’s Chief Compliance Officer. No other Officer or Director who is affiliated with the Manager currently receives any compensation from the Fund for acting as an Officer or Director of the Fund.

In June 2010, the Securities & Exchange Commission staff (“SEC”) informed the Fund that the retention of distribution and/or shareholder servicing (12b-1) fees paid by the Investment Funds to the Fund's distributor was contrary to a representation made to the SEC staff in 2000. Therefore, in June 2010, Manarin Securities Corporation (the “Distributor”), rebated to the Fund all 12b-1 fees the Distributor previously received from the Investment Funds (approximately $1.9 million). The Fund’s average annual total returns excluding retroactive 12b-1 fees rebated by Distributor at June 30, 2011 are estimated as follows:

	1 Year	5 Year	10 Year	Since Inception
With 2.50% sales load	28.49%	2.55%	5.31%	2.00%
Without 2.50% sales load	31.80%	3.07%	5.58%	2.23%

The Distributor has also agreed that it will rebate to the Fund any and all future 12b-1 fees the Investment Funds may disburse to the Distributor. These amounts are, and future amounts will be, included in the Fund’s Statement of Operations in the account titled “Current 12b-1 fees rebated by Distributor.”

4. Purchases and Sales of Securities

The Fund’s cost of purchases and proceeds from sales of investment companies and securities, other than short-term securities were $8,784,143 and $7,672,716, respectively, for the six months ended June 30, 2011.

5. Distribution Plan

A distribution plan was adopted by the Fund pursuant to Rule 12b-I under the 1940 Act which permits the Fund to pay the Distributor, personnel of the Distributor, and other financial intermediaries a fee not to exceed 0.25% of the average daily net assets of the Fund on an annual basis for distribution of Fund shares. The Fund made payments of $214,842 for distribution of Fund shares during the six months ended June 30, 2011. Of this amount, payments totaling $204,604 were made to the Distributor, an affiliate of the Manager, and personnel of the Distributor under the distribution plan during the six months ended June 30, 2011.

6. Loan and Pledge Agreement

On October 21, 2008, the Fund entered into a $40 million revolving credit agreement with UMB Bank n.a. (“UMB Loan Agreement”) to engage in permitted borrowing. The Fund is permitted to borrow up to the lesser of one-third of the Fund’s total assets, or the maximum amount permitted subject to the Fund’s investment limitations. Amounts borrowed under the

UMB Loan Agreement are invested by the Fund under the direction of the Manager, consistent with the Fund’s investment objectives and policies, and as such are subject to normal market fluctuations and investment risks, including the risk of loss due to a decline in value. The loan is fully collateralized throughout the term of the loan with securities or other assets of the Fund that have an aggregate market value of at least three times the loan balance. Securities that have been pledged as collateral for the loan are indicated in the Schedule of Investments.

Borrowings under the UMB Loan Agreement are charged interest at a calculated rate computed by UMB Bank n.a. based on the Federal Funds rate plus 1.75%, with a minimum rate of 2.50%. The loan is due on demand. The loan balance at June 30, 2011 was $500,000. For the six months ended June 30, 2011 information related to borrowings under the UMB Loan Agreement is as follows:

Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Year
2.50%	$24,862	9	$313	$500,000

7. Reverse Stock Split

The Fund had a 1 for 2 reverse stock split with the ex and payable dates of January 3, 2006, to shareholders of record as of December 31, 2005. This resulted in a decrease in shares outstanding from 10,026,043 to 5,013,022, and an increase in net asset value from $9.73 to $19.46.

8. Redemption Fee

A 2.00% redemption fee is retained by the Fund to offset transaction costs and other expenses associated with short-term investing. The fee is imposed on redemptions of shares made within 90 days of purchase date. Redemption fees are recorded by the Fund as a redemption of Fund shares and as a credit to paid-in-capital. For the six months ended June 30, 2011 the Fund received $210 in redemption fees.

Lifetime Achievement Fund, Inc.
Approval of Investment Advisory Agreement (Unaudited)

The Board of Directors of the Fund met on February 21, 2011 to consider the annual renewal of the investment advisory agreement (the “Advisory Agreement”) between the Fund and Manarin Investment Counsel, Ltd. (the “Adviser”). In approving the continuation of the Advisory Agreement, the Directors considered the following factors and made the following conclusions:

1. Nature, Extent, and Quality of Services Provided.

The Board considered the nature, extent, and quality of services provided by the Adviser, including investment research, portfolio management, supervision of Fund operations and compliance, recordkeeping, reporting to the Board and regulatory matters. The Board concluded that the services provided were extensive and high quality in nature.

2. Investment Performance of the Fund and Adviser.

The Board reviewed overall investment performance information relating to the Fund and the Adviser. The Board noted the Fund’s strong performance when compared to its benchmarks over most time periods, and attributed such performance to the high quality services provided by the Adviser. The Board concluded that the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

3. Costs of Services and Profits to be Realized by the Adviser.

The Board considered the Fund’s management fee and total expense ratio relative to industry averages for comparable, non proprietary funds of funds. The Board noted that the Fund pays the Adviser an investment advisory fee of 0.75% of the Fund’s average daily net assets and that this fee is recorded as revenue on the Adviser’s income statement. The Board noted the Adviser’s observation that many fund of funds do not use leverage and also hold fixed–income securities, which have lower costs. The Board noted that the 0.75% advisory fee paid by the Fund to the Adviser is less than advisory fees paid by other accounts managed by the Adviser in a similar strategy and the total expense ratio is decreasing as a result of increasing net assets. The Board also noted that the Adviser has agreed to waive expenses, other than the Adviser’s fee, 12b-1 fees and loan interest, to the extent they exceed 0.50% of the Fund’s average daily net assets. The Board noted that the advisory fee and total expense ratio remained within the range of fees charged by comparable funds and below the averages for comparable funds. In light of the foregoing, the Board concluded that the management fee and total expense ratio were reasonable.

In addition, the Board reviewed profitability information relating to the Adviser, including information regarding the Adviser’s income and expenses. Based on the information presented, they concluded that the Adviser was not excessively profitable.

4. Extent of Economies of Scale as the Fund Grows.

The Board noted that some funds of funds are able to implement economies of scale, usually in the form of breakpoints with regard to the management fee. It was noted that the Fund has no breakpoints because the Fund has a relatively small net asset base making it difficult for the Adviser to offer such breakpoints. The Board noted that additional growth may result in economies of scale in the future. The Board also noted that the Adviser’s voluntary waiver of certain Fund expenses is a benefit to the Fund’s investors (although the waiver was not necessary in 2010). The Board requested that the Adviser renew the voluntary expense cap at least through May 1, 2012, which the Adviser agreed to do. After reviewing the Fund’s fee structure, the Board concluded that at this time, there were no effective economies of scale to be shared by the Adviser at current asset levels.

The Board considered all these factors. In considering the agreement, the Board did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s particular circumstances. Based on this review, the Board, including the independent Directors, determined that the approval of the investment advisory agreement was in the best interests of the Fund and its shareholders.

Lifetime Achievement Fund, Inc.
OTHER INFORMATION (Unaudited)

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Finally, the information on the Fund’s Form N-Q is available, upon request, by calling the Fund at (402) 330-1166 or at its toll-free number (800) 397-1167.

Proxy Voting Policies

The policies and procedures that the Fund uses to determine how to vote proxies relating to its investments is available without charge, upon request, by calling the Fund’s toll-free number at (800) 397-1167 or by visiting the Fund’s website at http://www.lifetimeachievementfund.com. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies for each 12 month period ending June 30 is filed with the SEC on Form N-PX. Such information, when filed, is available without charge, upon request, by calling the Fund’s toll-free number at (800) 397-1167 or by visiting the Fund’s website at http://www.lifetimeachievementfund.com. Such information is also available on the SEC’s website at http://www.sec.gov.

BOARD OF DIRECTORS

Roland R. Manarin      Mark H. Taylor
 Dr. Bodo Treu         Jerry Vincentini

OFFICERS

Roland R. Manarin, Chairman and President
Aron Huddleston, Vice President
Deborah Koch, Secretary
N. Lynn Bowley, Chief Compliance Officer and Treasurer

LEGAL COUNSEL

Thompson Hine LLP
Cincinnati, Ohio

CUSTODIAN

UMB Bank, n.a.
Kansas City, Missouri

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin 53233

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP
1835 Market Street, 26th Floor
Philadelphia, Pennsylvania 19103

DISTRIBUTOR

Manarin Securities Corporation
15858 West Dodge Road, Suite 310
Omaha, Nebraska 68118

INVESTMENT MANAGER

Manarin Investment Counsel, Ltd.
15858 West Dodge Road, Suite 310
Omaha, Nebraska 68118
(402) 330-1166

Item 2.  Code of Ethics.

Not applicable to semi-annual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable to semi-annual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semi-annual reports.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

 Not applicable.

Item 11.  Controls and Procedures.

(a)
The Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1)	Not applicable to semi-annual reports.

(2)	Certifications, as required by Rule 30a-2(a) under the Investment Company Act of 1940, for the Principal Executive Officer and Principal Financial Officer are filed herewith.

(3)	Not applicable.

(b)	Certifications, as required by Rule 30a-2(b) under the Investment Company Act of 1940, for the Principal Executive Officer and Principal Financial Officer are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lifetime Achievement Fund, Inc.

By:          /s/ Roland R. Manarin
Roland R. Manarin
Principal Executive Officer
Date:  September 1, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:          /s/ Roland R. Manarin
Roland R. Manarin
Principal Executive Officer
Date:  September 1, 2011

By:          /s/ N. Lynn Bowley
N. Lynn Bowley
Principal Financial Officer
Date:  September 1, 2011